                            CONECTIV AND SUBSIDIARIES
                 ACTUAL AND PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                RESTRUCTURING
                                                                  PRO FORMA                       PRO FORMA
                                                      ACTUAL     ADJUSTMENTS       PRO FORMA     ADJUSTMENTS        PRO FORMA
                                                      ------     -----------       ---------    -------------       ---------
                     ASSETS
CURRENT ASSETS
      Cash and cash equivalents                    $   102,049   $    (4,700)(1)  $    97,349    $      --         $    97,349
      Accounts receivable                              484,073          --            484,073           --             484,073
      Inventories, at average cost:
          Fuel (coal, oil, and gas)                     51,369          --             51,369           --              51,369
          Materials and supplies                        81,977          --             81,977           --              81,977
      Prepaid New Jersey sales and excise taxes            641          --                641           --                 641
      Other prepayments                                 14,394          --             14,394           --              14,394
      Deferred income taxes, net                        31,453          --             31,453           --              31,453
                                                   -----------   -----------      -----------    -----------       -----------
                                                       765,956        (4,700)         761,256           --             761,256
                                                   -----------   -----------      -----------    -----------       -----------

INVESTMENTS
      Investment in leveraged leases                   121,901          --            121,901           --             121,901
      Funds held by trustee                            165,733          --            165,733           --             165,733
      Other investments                                118,019          --            118,019           --             118,019
                                                   -----------   -----------      -----------    -----------       -----------
                                                       405,653          --            405,653           --             405,653
                                                   -----------   -----------      -----------    -----------       -----------

PROPERTY, PLANT, and EQUIPMENT
      Electric utility plant                         5,678,398          --          5,678,398       (685,000)(11)    4,993,398
      Gas utility plant                                251,670          --            251,670           --             251,670
      Common utility plant                             179,354          --            179,354           --             179,354
                                                   -----------   -----------      -----------    -----------       -----------
                                                     6,109,422          --          6,109,422       (685,000)        5,424,422
      Less:  Accumulated depreciation                2,553,975          --          2,553,975           --           2,553,975
                                                   -----------   -----------      -----------    -----------       -----------
      Net utility plant in service                   3,555,447          --          3,555,447       (685,000)        2,870,447
      Utility construction work-in-progress            232,046          --            232,046           --             232,046
      Leased nuclear fuel, at amortized cost            58,885          --             58,885           --              58,885
      Nonutility property, net                         227,094          --            227,094           --             227,094
      Goodwill, net                                    401,918          --            401,918           --             401,918
                                                   -----------   -----------      -----------    -----------       -----------
                                                     4,475,390          --          4,475,390       (685,000)        3,790,390
                                                   -----------   -----------      -----------    -----------       -----------

DEFERRED CHARGES AND OTHER ASSETS
      Unrecovered purchased power costs                 43,583          --             43,583           --              43,583
      Deferred recoverable income taxes                184,340          --            184,340           --             184,340
      Unrecovered New Jersey state excise tax           33,204          --             33,204           --              33,204
      Deferred debt refinancing costs                   43,118          --             43,118           --              43,118
      Deferred other postretirement benefit costs       34,353          --             34,353           --              34,353
      Prepaid employee benefits costs                   20,534          --             20,534           --              20,534
      Unamortized debt expense                          27,547         1,700(2)        29,247           --              29,247
      License fees                                      24,362          --             24,362           --              24,362
      Other                                             76,543          --             76,543        (50,000)(11)       26,543
                                                   -----------   -----------      -----------    -----------       -----------
                                                       487,584         1,700          489,284        (50,000)          439,284
                                                   -----------   -----------      -----------    -----------       -----------

TOTAL ASSETS                                       $ 6,134,583   $    (3,000)     $ 6,131,583    $  (735,000)      $ 5,396,583
                                                   ===========   ===========      ===========    ===========       ===========

                            CONECTIV AND SUBSIDIARIES
                ACTUAL AND PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                                                    Pro Forma
                                                                    Actual         Adjustments
                                                                 -----------     -------------
                   CAPITALIZATION AND LIABILITIES
                   ------------------------------

CURRENT LIABILITIES
      Short-term debt                                            $   374,411     $   107,000(3)
      Long-term debt due within one year                             126,688            --
      Variable rate demand bonds                                     125,100            --
      Accounts payable                                               226,155            --
      Taxes accrued                                                   69,384            --
      Interest accrued                                                39,949            --
      Dividends payable                                               47,437            --
      Deferred energy costs                                           51,572            --
      Current capital lease obligation                                28,202            --
      Accrued employee separation and
          other merger-related costs                                   7,468            --
      Other                                                           63,163            --
                                                                 -----------     -------------
                                                                   1,159,529         107,000
                                                                 -----------     -------------

DEFERRED CREDITS AND OTHER LIABILITIES
      Other postretirement benefits obligation                       101,125            --
      Deferred income taxes, net                                     875,618            --
      Deferred investment tax credits                                 78,251            --
      Long-term capital lease obligation                              32,127            --
      Other                                                           54,209            --
                                                                 -----------     -------------
                                                                   1,141,330            --
                                                                 -----------     -------------

CAPITALIZATION
      Common stock: $0.01 par value;
          150,000,000 shares authorized; shares outstanding--
          100,589,287 actual, and 87,907,287 pro forma                 1,008            (127)(4)
      Class A common stock, $0.01 par value;
          10,000,000 shares authorized; shares outstanding--
          6,560,612 actual and 5,736,612 pro forma                        66              (8)(4)
      Additional paid-in capital--common stock                     1,464,599        (346,368)(4)
      Additional paid-in capital--Class A common stock               107,095         (13,497}(4)
      Retained earnings                                              281,682            --
                                                                 -----------     -----------
                                                                   1,854,450        (360,000)
      Treasury shares, at cost:
          186,010 shares in actual and pro forma                      (3,819)           --
      Unearned compensation                                           (2,421)           --
                                                                 -----------     -----------
          Total common stockholders' equity                        1,848,210        (360,000)
      Preferred stock of subsidiaries:
          Not subject to mandatory redemption                         95,933            --
          Subject to mandatory redemption                            188,950            --
      Long-term debt                                               1,700,631         250,000(5)
                                                                 -----------     -----------
                                                                   3,833,724        (110,000)
                                                                 -----------     -----------

TOTAL CAPITALIZATION AND LIABILITIES                             $ 6,134,583     $    (3,000)
                                                                 ===========     ===========

                                                                               Restructuring
                                                                                  Pro Forma
                                                                   Pro Forma     Adjustments          Pro Forma
                                                                 -----------     ----------       --------------
                   CAPITALIZATION AND LIABILITIES
                   ------------------------------

CURRENT LIABILITIES
      Short-term debt                                            $   481,411     $      --        $      481,411
      Long-term debt due within one year                             126,688            --               126,688
      Variable rate demand bonds                                     125,100            --               125,100
      Accounts payable                                               226,155            --               226,155
      Taxes accrued                                                   69,384            --                69,384
      Interest accrued                                                39,949            --                39,949
      Dividends payable                                               47,437            --                47,437
      Deferred energy costs                                           51,572            --                51,572
      Current capital lease obligation                                28,202            --                28,202
      Accrued employee separation and
          other merger-related costs                                   7,468            --                 7,468
      Other                                                           63,163            --                63,163
                                                                 -----------     ----------       --------------
                                                                   1,266,529            --             1,266,529
                                                                 -----------     ----------       --------------

DEFERRED CREDITS AND OTHER LIABILITIES
      Other postretirement benefits obligation                       101,125            --               101,125
      Deferred income taxes, net                                     875,618        (335,000)(11)        540,618
      Deferred investment tax credits                                 78,251            --                78,251
      Long-term capital lease obligation                              32,127            --                32,127
      Other                                                           54,209         100,000             154,209
                                                                 -----------     ----------       --------------
                                                                   1,141,330        (235,000)            906,330
                                                                 -----------     ----------       --------------

CAPITALIZATION
      Common stock: $0.01 par value;
          150,000,000 shares authorized; shares outstanding--
          100,589,287 actual, and 87,907,287 pro forma                   881            --                   881
      Class A common stock, $0.01 par value;
          10,000,000 shares authorized; shares outstanding--
          6,560,612 actual and 5,736,612 pro forma                        58            --                    58
      Additional paid-in capital--common stock                     1,118,231            --             1,118,231
      Additional paid-in capital--Class A common stock                93,598            --                93,598
      Retained earnings                                              281,682        (500,000)(11)       (218,318)
                                                                 -----------     -----------         -----------
                                                                   1,494,450        (500,000)            994,450
      Treasury shares, at cost:
          186,010 shares in actual and pro forma                      (3,819)           --                (3,819)
      Unearned compensation                                           (2,421)           --                (2,421)
                                                                 -----------     -----------         -----------
          Total common stockholders' equity                        1,488,210        (500,000)            988,210
      Preferred stock of subsidiaries:
          Not subject to mandatory redemption                         95,933            --                95,933
          Subject to mandatory redemption                            188,950            --               188,950
      Long-term debt                                               1,950,631            --             1,950,631
                                                                 -----------     -----------         -----------
                                                                   3,723,724        (500,000)          3,223,724
                                                                 -----------     -----------         -----------

TOTAL CAPITALIZATION AND LIABILITIES                             $ 6,131,583     $  (735,000)        $ 5,396,583
                                                                 ===========     ===========         ===========